Exhibit 99.1
Global Hunter Securities GHS 100 Energy Conference June 26, 2013 Dick Alario Chairman, President and Chief Executive Officer
Safe Harbor Language This presentation and related commentary may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on Key's current expectations, estimates and projections about Key, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding future operational and activity expectations, anticipated financial performance in the second quarter of 2013, and expected financial contribution of rigs that are being redeployed due to the decline in customer activity in Mexico. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates" and similar phrases. Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key will be unable to achieve its financial, capital expenditure and operational projections, including quarterly projections of revenue and risks that Key's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in Key's businesses, or could further deteriorate or worsen from the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks associated with the restructuring of Key's Fluid Management Services business; risks relating to Key's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks affecting Key's international operations, including customer activity declines in Mexico and Key's understanding of such customer's spending plans; risks that Key may not be able to achieve its international growth and mobilization strategy in the foreign countries in which Key operates; risks that Key may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into Key's operations; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting Key's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses. Because such statements involve risks and uncertainties, many of which are outside of Key's control, Key's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission. 2
Pricing for U.S. services generally stable compared to 1Q 2013 U.S. Segment experiencing seasonal revenue growth in 2Q as anticipated Fluid Management Services restructuring progressing well Expect to average approximately 16 active rigs in Mexico in 2Q Relocation of rigs from Mexico's ATG field underway Start-up of new 2-rig operation in Ecuador proceeding Excluding restructuring and mobilization costs, consolidated operating income margins anticipated to be flat to up 100 basis points compared to 1Q 2013 2Q 2013 Operations Update 3
Service Offering Wellbore Cleanout Rig Services Heavy Workover Horizontal Well Completions Re-completions Specialty Drilling Repair & Maintenance Plugging & Abandonment Fluid Management Services Fluid Transportation Fluids Disposal Storage Tank Rental Total Field Fluid Logistics Management Fresh & Brine Water Supply Coiled Tubing Services Wellbore Cleanout Multi-stage Frac Plug Milling Plug Setting & Retrieval Logging & Perforating Tool Deployment Remedial Repair & Maintenance Fishing & Rental Services Drill Pipe & Tubing Rental Pressure & Flow Control Equipment Rental Edge Frac Stacks & Well Testing Pipe & Downhole Tool Retrieval (1) Results from Continuing Operations, which exclude Key's Argentina operations. Key's Argentina operations were sold effective September 14, 2012 and were reported as discontinued operations for the above stated periods. 4
Key's Global Presence Globally recognized franchise of safe, consistent and reliable job execution with a broad customer base. Well Servicing Workover Drilling & Completion Fluid Management Coiled Tubing Fishing & Rental Frac Stack Rental Well Testing Well Servicing Workover Drilling & Completion Reservoir Engineering Well Servicing Workover Completion Well Servicing Workover Completion Well Servicing Workover Completion Coiled Tubing Wireline Reservoir Engineering 5

U.S. Market



Eagle Ford
300
250
200
150
100
50
0
2009
2010
2011
2012
2013
Bakken
250
200
150
100
50
0
West Coast
60
50
40
30
20
10
0
Permian Basin
500
400
300
200
100
0
Haynesville
Marcellus / Utica
Drilling Rig Count
Horizontal Rig Count

Source: Smith Bits, 1/1/2009 through 3/29/2013.



Other Oil
~15%
Permian
~25%
Eagle Ford
Bakken
California
~45%
Other Gas
~10%
Haynesville
~5%

Key's estimated 2013 1Q Revenue split by market

- Oil Markets (~85%)
- Gas Markets (~15%)

6
Growing Backlog of Potential Horizontal Well Interventions The secular growth in producing horizontal wells should lead to increased demand for Key's higher capability workover rigs and higher well intervention service intensity. 550 HP Rig with 116' Derrick and 425 HP Rig with 102' Derrick 7
U.S. Revenue Potential for Underutilized Assets We believe there is approximately 25% to 30% additional U.S. revenue potential if Key's existing service capacity were operating at effective full utilization levels of 90%. 8

Oil Well Life Cycle Exposure

Key's growing toolbox of service solutions deliver value throughout the well's life cycle.

	Drill & Complete	Production	Abandonment
Rig Services	Horizontal well completions Specialty fit-for-purpose drilling	Heavy workovers Repair and maintenance Re-completions	Well prep and pipe removal
Fluid Management Services	Logistics management: fluid delivery, storage and disposal	Produced water handling and disposal	Fluid delivery and disposal
Coiled Tubing Services	Pre-frac wellbore preparation Post-frac plug milling	Wellbore cleanouts Slim-hole drill-outs Remedial well stimulation	Fluid treatments and cementing
Fishing & Rental Services	Premium drill pipe and blowout preventers Frac stack assemblies and well testing Fishing services	Workstring and tubing rental Fishing services	Fishing and pipe recovery

9

International Markets Heavy Workover Rig in Mexico Key has generated strong international growth. 10
Well Interventions Drive Value Key's well intervention activity contributes to production growth in PEMEX's ATG asset. 11
Peer Leading Safety Performance We believe Key's safety leadership drives customer and shareholder value. 12
Operating leverage: U.S. well completions activity - oil or gas Growing horizontal well inventory International fields facing production declines Best in class rig-based well completion / production services franchise Investment Rationale 13 Sufficient assets to grow revenue with minimal capital
Appendix
Appendix - The KeyView(r) System The KeyView (r) System is a proprietary technology that provides equipment-verified data to achieve enhanced operational IQ. Patented system with job activity monitoring, recording capabilities and automated controls that provides operators with an "intelligent" rig that can meaningfully improve job safety, quality and efficiency. Safety incidents reduced by as much as 56%. Job quality improved by as much as 63%. Efficiency improved by as much as 50%. Real-time analytics and advanced benchmarking yield actionable efficiency gain opportunities. Growing database of >50,000 jobs allows for historical and peer comparison. 15
Appendix - Class 4, 500 HP Heavy Workover Rig 16
Appendix - Class 5, 1,000 HP Modular Completion Rig 17
Appendix - Extended Reach Coiled Tubing Unit 18
Appendix - Frac Stack Equipment Layout 19